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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2000

                                INTERLOGIX, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        0-24900                 06-1340453
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)



            12345 SW Leveton Drive
               Tualatin, Oregon                                    97062
   (Address of Principal Executive Offices)                      (ZIP CODE)
Registrant's Telephone Number, including area code:            (503) 691-7243
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PORTIONS AMENDED

     The registrant hereby amends Item 7 and the Exhibit Index of its Current Report on Form 8-K filed on May 12, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a)(4) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below and in the Exhibit Index, no other changes are made to the Current Report on Form 8-K filed on May 12, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial Statements of Businesses Acquired.

        The audited financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 of SLC Technologies, Inc. ("SLC").

    (b) Pro Forma Financial Information.

        Introduction to unaudited pro forma combined condensed financial statements.

        Unaudited pro forma combined condensed balance sheet of ITI Technologies, Inc. ("ITI") and SLC as of December 31, 1999.

        Unaudited pro forma combined condensed statement of income of ITI and SLC for the year ended December 31, 1999.

        Notes to unaudited pro forma combined condensed financial statements.




         (c) Exhibits.

                  The exhibits listed on the Exhibit Index on page 3 are filed as part of this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLOGIX, INC.


                                      By:     /S/ John R. Logan
                                           -------------------------------------
                                           Name:  John R. Logan
                                           Title: Senior Vice President,
                                                  Finance and Administration,
                                                  Chief Financial Officer,
                                                  Treasurer and Assistant
                                                  Secretary


Date:    July 7, 2000


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                                  EXHIBIT INDEX


        Exhibit         Description
        -------         -----------

         2.1 Agreement and Plan of Merger and Reorganization dated as of September 28, 1999, as amended, between ITI Technologies, Inc. and SLC Technologies, Inc. (incorporated by reference to Exhibit 2.1 of the Company's Form 8-K, filed with the Securities and Exchange Commission on September 30, 1999).


         2.2 Amendment to Agreement and Plan of Merger and Reorganization dated as of March 9, 2000, between the Company and SLC (previously filed).

         3.1 Certificate of Amendment, dated May 2, 2000, to the Company's Certificate of Incorporation (previously filed).

         4.1      Voting Agreement, by and among Berwind Group Partners, Thomas
                  L. Auth and MLGA Fund II, L.P., dated as of May 2, 2000 (previously filed).

         23.1     Consent of Arthur Andersen LLP.

         27.1     Financial Data Schedule.

         99.1 Press Release of the Company dated May 2, 2000 (previously filed).

         99.2 The audited financial statements of SLC as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999.

         99.3 Introduction to unaudited pro forma combined condensed financial statements. Unaudited pro forma combined condensed balance sheet of ITI and SLC as of December 31, 1999. Unaudited pro forma combined condensed statement of income of ITI and SLC for the years ended December 31, 1999, 1998 and 1997. Notes to unaudited pro forma combined condensed financial statements.


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